UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2015, Avago Technologies Limited, a limited company incorporated under the laws of the Republic of Singapore (“Avago”), and Broadcom Corporation, a California corporation (“Broadcom”), entered into an amendment (the “Amendment”) with respect to their previously announced Agreement and Plan of Merger, dated May 28, 2015 (as amended, the “Merger Agreement”), by and among Avago, Broadcom and other parties thereto.

The Amendment, among other items, (i) implements certain additional restrictions related to hedging arrangements with respect to the exchangeable limited partnership units to be issued to Broadcom shareholders in connection with the transactions contemplated by the Merger Agreement, (ii) clarifies the allocation of taxable income and gain to holders of such units and (iii) provides certain voting rights for the holders of such units after closing.

The summary of the Amendment in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On July 29, 2015, Pavonia Limited (“Holdco”) and Safari Cayman L.P. (“Holdco LP”) filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) covering Holdco’s acquisition of both Avago and Broadcom. The Registration Statement may be accessed through the SEC’s website at www.sec.gov under the names of Holdco and Holdco LP.

The Registration Statement has been filed with the SEC, but has not yet become effective. The securities proposed to be issued pursuant to the Registration Statement may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated July 29, 2015, by and between Avago Technologies Limited and Broadcom Corporation

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Avago, Broadcom, Holdco, Holdco LP, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Avago and Broadcom, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Therefore, you should not place undue reliance on such statements.

Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the shareholders of Avago or Broadcom for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of Avago or Broadcom; (5) the ability of Avago and Broadcom to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the transaction; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Broadcom’s and Avago’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, respectively, and Broadcom’s and Avago’s more recent reports filed with the SEC. Neither Broadcom nor Avago undertakes any intent or obligation to publicly update or revise any of these forward looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

Holdco and Holdco LP have filed with the SEC a registration statement on Form S-4, which includes the preliminary joint proxy statement of Avago and Broadcom that also constitutes a preliminary prospectus of Holdco and Holdco LP (the “joint proxy statement/prospectus”). A definitive joint proxy statement/prospectus will be delivered as required by applicable law after the registration statement on Form S-4 is declared effective by the SEC. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AVAGO, BROADCOM, HOLDCO, HOLDCO LP, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed with the SEC by the parties by contacting Avago Investor Relations at (408) 435-7400 or investor.relations@avagotech.com (for documents filed with the SEC by Avago, Holdco or Holdco LP) or Broadcom Investor Relations at andrewtp@broadcom.com (for documents filed with the SEC by Broadcom).

Participants in the Solicitation

Avago, Broadcom, Holdco and Holdco LP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Avago and Broadcom in respect of the proposed transactions contemplated by the joint proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the shareholders of Avago and Broadcom in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the joint proxy statement/prospectus as filed with the SEC. Information regarding Avago’s directors and executive officers is contained in Avago’s Annual Report on Form 10-K for the year ended November 2, 2014 and its Proxy Statement on Schedule 14A, dated February 20, 2015, and information regarding Broadcom’s directors and executive officers is contained in Broadcom’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Proxy Statement on Schedule 14A, dated March 27, 2015, each of which are filed with the SEC and can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 31, 2015

Avago Technologies Limited

By:	/s/ Patricia H. McCall
Name:	Patricia H. McCall
Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated July 29, 2015, by and between Avago Technologies Limited and Broadcom Corporation